NEWS RELEASE

             November 1, 2011

OTC:QB WSHE

    For Immediate Release

E-DEBIT GLOBAL CORPORATION EXPANDS ITS E-DEBIT INTERNATIONAL INC. EMV CHIP ENABLED CARD PRODUCTS TO THE

“CARD-NOT- PRESENT INTERNET AND WIRELESS MARKETPLACE.

Calgary, Alberta – E-Debit Global Corporation announces the development of E-Debit International Inc.’s “Smart Grid” secured Card-Not-Present payment process.

Overview

With our previously announced EMV SCD Code certifications (the payment and security standard for interoperation used for authenticating credit and debit card payments at chip enabled terminals developed for payment systems by Europay, MasterCard and Visa and introduced by the Interac Network) we are now moving our focus to expanding our business development to the “Card-Not-Present” wireless and Internet market place utilizing our EMV experience, stated Doug Mac Donald, E-Debit’s President and CEO.

Although technically challenging,  we are using our successful transition to the EMV standard to establish the E-Debit International Inc. “Smart-Grid” Card-Not Present  payment process.  With the number of payment cards in circulation in Canada currently at 112 million, and expansion of the Canadian card marketplace predicted to reach 124.5 million by 2016, (according to "Companiesandmarkets.com" a report and research aggregator).our focus will be to allow fully secured and network accessible payment processing for the “Card-Not-Present” marketplace.

 E-Debit has established an unparalleled “end-to-end” payment delivery and processing solution built on the foundation of its ATM and POS networks experience.  Our footprint within our ATM and POS and our investments into securing state of the art technological expertise and security will allowed  us to utilize our E-Debit economies of scale allowing for cost effective technical development and speed in facilitating the standardization of our payment platforms and consolidation of hardware components and human resources.

We have worked very hard at building a supporting infrastructure to underpin our payment platform development at a significant cost to the Company.  I am excited about the potential that is presently in front of us not only in our historic business lines, but in the “Card-Not-Present” payment processing and prepaid, debit and credit business space originating in North America and expanding worldwide.  Our expectations reflect our historic residual revenue experience with the ATM/POS replacement and anticipate similar returns on our efforts of the past several years” added Mr. Mac Donald.

About E-Debit Global Corporation

E-Debit Global Corporation (WSHE) is a financial holding company in Canada at the forefront of debit, credit and online computer banking.  Currently, the Company has established a strong presence in the privately owned Canadian banking sector including Automated Banking Machines (ABM), Point of Sale Machines (POS), Online Computer Banking (OCB) and E-Commerce Transaction security and payment.  E-Debit maintains and services a national ABM network across Canada and is a full participating member of the Canadian INTERAC Banking System.

Financial Profile:

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CAPITALIZATION: 500,000,000 COMMON SHARES WITH NO PAR VALUE

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SHARES ISSUED: Common – 95,249,344

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  : Voting Preferred - 70,855,900

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For further details, please refer to WSHE website

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WSHE Symbol OTCQB

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Transfer Agent: Holladay Stock Transfer Inc.

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2939 North 67th Place

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Scottsdale, Arizona 85251

DISCLAIMER

Forward-Looking Statements: This news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties.  The forward-looking statements, which address the Company’s expected business and financial performance, among other matters, contain words such as “believe,” “expect,” “anticipate,” “optimistic,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” and similar expressions.  All statements, other than statements of historical fact, included herein, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements are based on the estimates and opinions of management on the date the statements are made, and WSHE does not undertake an obligation to update forward-looking statements should conditions or management's estimates or opinions change.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the underlying assumptions related to the events outlined in this news release proving to be inaccurate or unrealized, events impacting the likelihood and timing of the completion of the events outlined, such as regulatory approvals, and the Company’s ability to exploit the payment platform and other assets and execute on its strategy to develop and issue new and enhanced payment products and services and increase the Company’s revenues from such products and services.

For further information, please contact

E-Debit Global Corporation

Telephone: 1 (403) 290-0264

e-mail: shareholder @edebitglobal

Website edebitglobal.com